Filed Pursuant to Rule 497(e)

Registration No. 033-10436

CALIFORNIA DAILY TAX FREE INCOME FUND, INC. (the “Fund”)

CLASS A SHARES AND CLASS B SHARES

Supplement dated July 31, 2013 to the Fund’s Prospectus, dated April 30, 2013

Effective July 22, 2013, Reich & Tang Asset Management, LLC (the “Manager”) and Reich & Tang Distributors, Inc. (the “Distributor”) have implemented an expense limitation agreement with respect to the Fund in order to ensure that the Fund’s total annual fund operating expenses do not exceed 0.80% and 0.55% of the average daily net assets of the Fund’s Class A shares and Class B shares, respectively, for two years.  In addition, for two years from July 22, 2013, the Manager and its affiliates have contractually agreed to waive fees and/or reimburse expenses in order to maintain a minimum yield of 0.01% for Class A shares and Class B shares so long as their gross yield is greater than 0.12%.

The fee table on page 3 of the Prospectus is replaced with the below:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class B Shares
Sales Charge (Load) Imposed on Purchases	None	None
Wire Redemption Fee	$15.00	$15.00

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.20%	0.00%
Other Expenses (includes Administration Fees listed below)	0.32%	0.32%
Administration Fees	0.21% _____	0.21% _____
Total Annual Fund Operating Expenses	0.82%	0.62%
Fee Waivers and Expense Reimbursement (1)	0.02%	0.07%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(1)	0.80%	0.55%

(1) The Manager and its affiliates have contractually agreed to waive their fees so that the Fund’s total annual fund operating expenses do not exceed 0.80% and 0.55% of the average daily net assets of the Fund’s Class A shares and Class B shares, respectively, for two years from July 22, 2013.

The example on page 3 is replaced with the below:

Filed Pursuant to Rule 497(e)

Registration No. 033-10436

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for year one and year two). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A:	$82	$258	$451	$1,010
Class B:	$56	$184	$332	$761

The following replaces the second full paragraph on page 12 under the section “Management, Organization and Capital Structure:”

“The Manager and the Distributor have contractually agreed to waive fees and/or reimburse expenses in order to maintain Total Annual Fund Operating Expenses for the Class A shares at 0.80% and for the Class B shares at 0.55%.  This contractual fee waiver will continue until at least July 22, 2015.  Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for the distribution of Fund shares.  In addition, the Manager and its affiliates have contractually agreed to waive fees and/or reimburse expenses, until at least July 22, 2015, in order to maintain a minimum yield of 0.01% for the Class A shares and the Class B shares so long as their gross yields are greater than 0.12%.

Please retain this Supplement with your Prospectus for reference.